UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                January 25, 2005



                                RSV Bancorp, Inc.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)



Pennsylvania                              000-49696              23-3102103
----------------------------      ------------------------      -------------
(State or other jurisdiction      (Commission File Number)      (IRS Employer
of incorporation)                                         Identification Number)


2000 Mt. Troy Road, Pittsburgh, Pennsylvania                        15212
--------------------------------------------                        -----
(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code:  (412) 322-6107
                                                     --------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last Report)


|_| Written  communications  pursuant to Rule 425 under the  Securities  Act
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------



Item 8.01     Other Events

         On January 26, 2005, the Registrant issued a press release to report business conducted at its 2005 annual meeting of stockholders held on January 25, 2005. The Registrant also announced its goal in 2005 to deregister from the Securities Exchange Act of 1934. The Company will be permitted to deregister after the passage of three years from the date of its initial public offering, which will occur in April 2005, if it has less than 300 stockholders of record. A copy of the press release is furnished with this Form 8-K as an exhibit.


Item 9.01     Financial Statements, Pro Forma Financial Information and Exhibits

            (c) Exhibits:

                  99       Press Release dated January 26, 2005

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                                RSV Bancorp, Inc.


Date:    January 26, 2005                       By:   /s/Robert B. Kastan
                                                      --------------------------
                                                      Robert B. Kastan
                                                      Controller/Treasurer
                                                      (Duly Authorized Officer)